                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event report)     February 15, 1997
                                                     -----------------------

                      The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS Asset Backed Certificates, Series 1996-A) and each of the Originators listed on Schedule A attached hereto.


                             The Money Store, Inc.
                     ------------------------------------
            (Exact name of registrant as specified in its charter)


     New Jersey                    33-84492                 Applied For
     ----------                    --------                 -----------

     State or other              (Commission               (IRS Employer
     jurisdiction of             File Number)               ID Number)
     incorporation)


2840 Morris Avenue, Union, New Jersey 07083
-------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                   (908) 686-2000
                                                       --------------

                                      n/a
---------------------------------------------------
(Former name or former address, if changed since last report)

Item 5    Other Events
          ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the February 15, 1997 Remittance Date.

Item 7    Financial Statements and Exhibits
          ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated 'by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     THE MONEY STORE INC.



                                                     By: \s\ Harry Puglisi
                                                     --------------------------
                                                     Name:  Harry Puglisi
                                                     Title: Treasurer


Dated:  February 28, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1996-A
                                    ------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 29, 1996, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996-A FOR THE FEBRUARY 12, 1997 DETERMINATION DATE.

                                                                      POOL I          POOL II         POOL III          POOL IV
1.  AGGREGATE AMOUNT RECEIVED (5.03 b)                             $10,183,992.38   $4,822,279.87   $1,226,058.91      $155,479.94
    ADJ: RECALCULATION                                                       0.00            0.00            0.00             0.00
                                                                 ------------------------------------------------------------------

                                                                    10,183,992.38    4,822,279.87    1,226,058.91       155,479.94


    LESS: SERVICE FEE (7.03 & 5.04)                                     76,636.31       20,183.16       10,136.55         2,957.75
          CONTINGENCY FEE (7.03 & 5.04)                                 76,636.31       20,183.16       10,136.55         2,957.75
          OTHER SERVICER FEES (Late Charges/Escrow)
            (7.03 & 5.04)                                               33,735.41       24,242.99        2,655.64             0.00
          UNREIMBURSED MONTHLY ADVANCES (5.04 b)                             0.00            0.00            0.00             0.00
                                                                 ------------------------------------------------------------------

                                                                       187,008.03       64,609.31       22,928.74         5,915.50

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
            COMPENSATING INTEREST (6.12)                                54,813.44            0.00       11,613.55             0.00
          PRE-FUNDING ACCOUNT TRANSFER (6.02)                                0.00            0.00            0.00             0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                       0.00            0.00            0.00             0.00

                                                                 ------------------------------------------------------------------
                                                                        54,813.44            0.00       11,613.55             0.00

    LESS: EXCESS SPREAD (I-19)                                       1,117,094.48      280,763.68      234,626.76        42,524.60
          SUBORDINATION REDUCTION AMOUNT (I-56)                              0.00            0.00            0.00             0.00


                                                                 ------------------------------------------------------------------

                                                                     1,117,094.48      280,763.68      234,626.76        42,524.60
                                                                 -----------------  --------------  -----------------  ------------
    AVAILABLE REMITTANCE AMOUNT                                      8,934,703.31    4,476,906.88      980,116.96       107,039.84
                                                                 =================  ==============  =================  ============

2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                            33,331,762.92

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                            36,027,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                            66,142,000.00

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                            81,741,000.00

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                            35,888,000.00

    (F) CLASS A-6 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                            31,902,000.00

    (G) CLASS A-7 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                            52,540,000.00

    (H) CLASS A-8  PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                            41,937,000.00

    (I) CLASS A-9 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                            98,320,627.89

    (J) CLASS A-10 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                            21,633,171.17

    (F) CLASS A-11 PRINCIPAL BALANCE  AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                            18,520,000.00

   (G) CLASS A-12 PRINCIPAL BALANCE  AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                                   8,980,000.00

   (H) CLASS A-13 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                                  14,145,839.29

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS A-1                                                            7,134,849.65
     CLASS A-2                                                                    0.00
     CLASS A-3                                                                    0.00
     CLASS A-4                                                                    0.00
     CLASS A-5                                                                    0.00
     CLASS A-6                                                                    0.00
     CLASS A-7                                                                    0.00
     CLASS A-8                                                                    0.00

  TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                             7,134,849.65

     CLASS A-9                                                            4,046,213.82

  TOTAL POOL II PRINCIPAL DISTRIBUTION AMOUNT:                            4,046,213.82

     CLASS A-10                                                           1,602,415.95
     CLASS A-11                                                                   0.00
     CLASS A-12                                                                   0.00

  TOTAL POOL III PRINCIPAL DISTRIBUTION AMOUNT:                           1,602,415.95

     CLASS A-13                                                             254,719.61

  TOTAL POOL IV PRINCIPAL DISTRIBUTION AMOUNT:                              254,719.61

4.TOTAL AMOUNT OF POOL I, II, III & IV
     INSURED PAYMENTS                                                             0.00

5. (A) SUBORDINATED AMOUNT
          POOL I                                                         10,113,821.74
          POOL II                                                         3,021,143.66
          POOL III                                                        4,272,222.99
          POOL IV                                                         1,462,328.04

   (B) SPECIFIED SUBORDINATED AMOUNT
          POOL I                                                         10,350,000.00
          POOL II                                                         3,125,000.00
          POOL III                                                        5,400,000.00
          POOL IV                                                         1,800,000.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD         # ACCOUNTS                                DOLLARS
          POOL I              128                                         6,326,092.98
          POOL II              42                                         3,901,408.38
          POOL III             39                                           512,720.93
          POOL IV               0                                                 0.00

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD
          POOL I                                                             97,025.08
          POOL II                                                             1,564.69
          POOL III                                                           55,300.97
          POOL IV                                                                 0.00

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD
          POOL I                                                            475,553.33
          POOL II                                                            39,384.41
          POOL III                                                          121,001.48
          POOL IV                                                            17,441.94

9. AMOUNT OF INTEREST RECEIVED
          POOL I                                                          3,251,585.58
          POOL II                                                           855,679.40
          POOL III                                                          514,311.80
          POOL IV                                                           138,038.00

10.  (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
          INTEREST TO BE MADE ON THE DETERMINATION DATE
          TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
                  POOL I                                                  54,813.44
                  POOL II                                                      0.00
                  POOL III                                                11,613.55
                  POOL IV                                                      0.00
     (B)  AMOUNT OF COMPENSATING INTEREST
                  POOL I                                                     305.86
                  POOL II                                                  2,118.42
                  POOL III                                                     9.48
                  POOL IV                                                      0.00

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     DUE PERIOD
                  POOL I                                                 236,178.26
                  POOL II                                                103,856.34
                  POOL III                                                92,279.96
                  POOL IV                                                      0.00

13.  CLASS A-1 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                   172,769.64
       (B) PRINCIPAL DISTRIBUTION AMOUNT                7,134,849.65
       (C) CARRY FORWARD AMOUNT                                 0.00
       (D) MONTHLY ADVANCE FOR BANKRUPT                         0.00

       TOTAL CLASS A-1 REMITTANCE AMOUNT                               7,307,619.29

     CLASS A-2 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                   190,042.43
       (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
       (C) CARRY FORWARD AMOUNT                                 0.00
       (D) MONTHLY ADVANCE FOR BANKRUPT                         0.00

       TOTAL CLASS A-2 REMITTANCE AMOUNT                                 190,042.43

     CLASS A-3 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                   354,410.88
       (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
       (C) CARRY FORWARD AMOUNT                                 0.00
       (D) MONTHLY ADVANCE FOR BANKRUPT                         0.00

       TOTAL CLASS A-3 REMITTANCE AMOUNT                                 354,410.88

     CLASS A-4 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                   444,807.28
       (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
       (C) CARRY FORWARD AMOUNT                                 0.00
       (D) MONTHLY ADVANCE FOR BANKRUPT                         0.00

       TOTAL CLASS A-4 REMITTANCE AMOUNT                                 444,807.28

     CLASS A-5 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                   204,860.67
       (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
       (C) CARRY FORWARD AMOUNT                                 0.00
       (D) MONTHLY ADVANCE FOR BANKRUPT                         0.00

       TOTAL CLASS A-5 REMITTANCE AMOUNT                                 204,860.67

     CLASS A-6 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                   185,031.60
       (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
       (C) CARRY FORWARD AMOUNT                                 0.00
       (D) MONTHLY ADVANCE FOR BANKRUPT                         0.00

       TOTAL CLASS A-6 REMITTANCE AMOUNT                                 185,031.60

      CLASS A-7REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                              322,245.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
         (C) CARRY FORWARD AMOUNT                                            0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                  0.00

         TOTAL CLASS A-7 REMITTANCE AMOUNT                                                  322,245.33

      CLASS A-8 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                              267,697.85
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
         (C) CARRY FORWARD AMOUNT                                            0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                  0.00

         TOTAL CLASS A-8 REMITTANCE AMOUNT
                                                                                            267,697.85
    POOL I REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                            2,141,865.67
         (B) PRINCIPAL DISTRIBUTION AMOUNT                           7,134,849.65
         (C) CARRY FORWARD AMOUNT                                            0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                  0.00

         TOTAL POOL I REMITTANCE AMOUNT                                                   9,276,715.32

      CLASS A-9 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                              542,699.61
         (B) PRINCIPAL DISTRIBUTION AMOUNT                           4,046,213.82
         (C) CARRY FORWARD AMOUNT                                            0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                  0.00

         TOTAL CLASS A-9 REMITTANCE AMOUNT                                                4,588,913.43

     POOL II REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                              542,699.61
         (B) PRINCIPAL DISTRIBUTION AMOUNT                           4,046,213.82
         (C) CARRY FORWARD AMOUNT                                            0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                  0.00

         TOTAL POOL II REMITTANCE AMOUNT                                                  4,588,913.43

      CLASS A-10 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                              114,836.08
         (B) PRINCIPAL DISTRIBUTION AMOUNT                           1,602,415.95
         (C) CARRY FORWARD AMOUNT                                            0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                  0.00

         TOTAL CLASS A-10 REMITTANCE AMOUNT                                               1,717,252.03

      CLASS A-11 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                              105,255.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
         (C) CARRY FORWARD AMOUNT                                            0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                  0.00

         TOTAL CLASS A-11 REMITTANCE AMOUNT                                                 105,255.33

      CLASS A-12 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                               55,750.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
         (C) CARRY FORWARD AMOUNT                                            0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                  0.00

         TOTAL CLASS A-12 REMITTANCE AMOUNT                                                  55,750.83

   POOL III REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                       275,842.25
       (B) PRINCIPAL DISTRIBUTION AMOUNT                    1,602,415.95
       (C) CARRY FORWARD AMOUNT                                     0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                           0.00

       TOTAL POOL III REMITTANCE AMOUNT                                           1,878,258.20

   CLASS A-13 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                        87,350.56
       (B) PRINCIPAL DISTRIBUTION AMOUNT                      254,719.61
       (C) CARRY FORWARD AMOUNT                                     0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                           0.00

       TOTAL CLASS A-13 REMITTANCE AMOUNT                                           342,070.17

   POOL IV REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                        87,350.56
       (B) PRINCIPAL DISTRIBUTION AMOUNT                      254,719.61
       (C) CARRY FORWARD AMOUNT                                     0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                           0.00

       TOTAL POOL IV REMITTANCE AMOUNT                                              342,070.17

14.(A) REIMBURSABLE AMOUNTS                                         0.00
   (B) CLASS R REMITTANCE AMOUNT PAYABLE PURSUANT
       TO SECTION 6.08(d) (iii) AND (iv)
           POOL I                                                   0.00
           POOL II                                                  0.00
           POOL III                                                 0.00
           POOL IV                                                  0.00

15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                  26,196,913.27

   (B) CLASS A-2 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                  36,027,000.00

   (C) CLASS A-3 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                  66,142,000.00

   (D) CLASS A-4 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                  81,741,000.00

   (E) CLASS A-5 PRINCIPAL BALANCE AFTER
       DISTRIBUTIONS TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                  35,888,000.00

   (F) CLASS A-6 PRINCIPAL BALANCE AFTER
       DISTRIBUTIONS TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                  31,902,000.00

   (G) CLASS A-7 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                 52,540,000.00

      (H) CLASS A-8 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                      41,937,000.00

      (I) CLASS A-9 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                      94,274,414.07

      (J) CLASS A-10 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                      20,030,755.22

      (K) CLASS A-11 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                      18,520,000.00

      (L) CLASS A-12 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                       8,980,000.00

      (M) CLASS A-13 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                      13,891,119.68

    (O) TOTAL POOL I PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                       372,373,913.27

    (P) TOTAL POOL II PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                        94,274,414.07

    (Q) TOTAL POOL III PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                        47,530,755.22

    (R) TOTAL POOL IV PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                        13,891,119.68

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I, II, III AND IV)                   100.00%
    (B) EXCESS SPREAD (POOL I)                                                     1,117,094.48
        EXCESS SPREAD (POOL II)                                                      280,763.68
        EXCESS SPREAD (POOL III)                                                     234,626.76
        EXCESS SPREAD (POOL IV)                                                       42,524.60
        TOTAL EXCESS SPREAD (POOL I, II, III and IV)                               1,675,009.52
    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                              0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                                             0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL III                                            0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL IV                                             0.00
        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I, II, III and IV                        0.00

17. CUMULATIVE REALIZED LOSSES
            POOL I                                                         281,702.11
            POOL II                                                        106,360.90
            POOL III                                                       317,570.39
            POOL IV                                                              0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
            POOL I                                                            264.580
            POOL II                                                           347.524
            POOL III                                                          183.248
            POOL IV                                                           333.170
    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
            POOL I                                                             10.639%
            POOL II                                                            10.569%
            POOL III                                                           12.692%
            POOL IV                                                            11.687%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
            POOL I                                                          76,636.31
            POOL II                                                         20,183.16
            POOL III                                                        10,136.55
            POOL IV                                                          2,957.75
    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
            POOL I                                                          76,636.31
            POOL II                                                         20,183.16
            POOL III                                                        10,136.55
            POOL IV                                                          2,957.75
    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
            POOL I                                                          15,812.87
            POOL II                                                          4,096.69
            POOL III                                                         2,047.22
            POOL IV                                                            589.41
    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
            POOL I                                                          31,626.00
            POOL II                                                          9,832.00
            POOL III                                                        12,283.00
            POOL IV                                                          6,484.00
    (E) FHA PREMIUM ACCOUNT                                                        5,048.22

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:
                                     POOL I                        POOL II
    (A) SECTION 5.04 (b)                             0.00                         0.00
    (B) SECTION 5.04 (c)                             0.00                         0.00
    (C) SECTION 5.04 (d)(ii)                         0.00                         0.00
    (D) SECTION 5.04 (e)                             0.00                         0.00
    (E) SECTION 5.04 (f)(i)                    153,272.62                    40,366.32

                                     POOL III                      POOL IV
    (A) SECTION 5.04 (b)                             0.00                         0.00
    (B) SECTION 5.04 (c)                             0.00                         0.00
    (C) SECTION 5.04 (d)(ii)                         0.00                         0.00
    (D) SECTION 5.04 (e)                             0.00                         0.00
    (E) SECTION 5.04 (f)(i)                     20,273.10                     5,915.50

21. CLASS A-1 POOL FACTOR (I-
    CURRENT CLASS A-1 PRINCIPAL BALANCE                        26,196,913.27         0.25232283
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                      103,823,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                        36,027,000.00         1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                       36,027,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                        66,142,000.00         1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                       66,142,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                        81,741,000.00         1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                       81,741,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                        35,888,000.00         1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                       35,888,000.00

    CLASS A-6 POOL FACTOR (I-5):
    CURRENT CLASS A-6 PRINCIPAL BALANCE                        31,902,000.00         1.00000000
    ORIGINAL CLASS A-6 PRINCIPAL BALANCE                       31,902,000.00

    CLASS A-7 POOL FACTOR (I-5):
    CURRENT CLASS A-7 PRINCIPAL BALANCE                        52,540,000.00         1.00000000
    ORIGINAL CLASS A-7 PRINCIPAL BALANCE                       52,540,000.00

    CLASS A-8 POOL FACTOR (I-5):
    CURRENT CLASS A-8 PRINCIPAL BALANCE                        41,937,000.00         1.00000000
    ORIGINAL CLASS A-8 PRINCIPAL BALANCE                       41,937,000.00

    POOL I FACTOR:
    CURRENT POOL I PRINCIPAL BALANCE                          372,373,913.27         0.82749759
    ORIGINAL POOL I PRINCIPAL BALANCE                         450,000,000.00

    CLASS A-9 (POOL II) FACTOR:
    CURRENT CLASS A-9 (POOL II) PRINCIPAL BALANCE              94,274,414.07         0.75419531
    ORIGINAL CLASS A-9 (POOL II) PRINCIPAL BALANCE            125,000,000.00

    CLASS A-10 POOL FACTOR (I-5):
    CURRENT CLASS A-10 PRINCIPAL BALANCE                       20,030,755.22         0.61633093
    ORIGINAL CLASS A-10 PRINCIPAL BALANCE                      32,500,000.00

    CLASS A-11 POOL FACTOR (I-5):
    CURRENT CLASS A-11 PRINCIPAL BALANCE                       18,520,000.00         1.00000000
    ORIGINAL CLASS A-11 PRINCIPAL BALANCE                      18,520,000.00

    CLASS A-12 POOL FACTOR (I-5):
    CURRENT CLASS A-12 PRINCIPAL BALANCE                        8,980,000.00         1.00000000
    ORIGINAL CLASS A-12 PRINCIPAL BALANCE                       8,980,000.00

    POOL III FACTOR:
    CURRENT POOLI III PRINCIPAL BALANCE                        47,530,755.22         0.79217925
    ORIGINAL POOL III PRINCIPAL BALANCE                        60,000,000.00

    CLASS A-14 (POOL IV) FACTOR (I-5):
    CURRENT CLASS A-14 PRINCIPAL BALANCE                       13,891,119.68         0.92607465
    ORIGINAL CLASS A-14 PRINCIPAL BALANCE                      15,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
        POOL I                                                                                         10.639%
        POOL II                                                                                        10.569%
        POOL III                                                                                       12.692%
        POOL IV                                                                                        11.687%
    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
        POOL I                                                                                          9.989%
        POOL II                                                                                         9.919%
        POOL III                                                                                       10.842%
        POOL IV                                                                                        10.587%
    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5
        CLASS A-6, CLASS A-7 AND CLASS A-8 ADJUST MORTGAGE LOAN REMITTANCE RATE                         6.933%
        CLASS A-9 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                5.844%
        CLASS A-10, CLASS A-11 AND CLASS A-12
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                          7.099%
        CLASS A-14 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                               8.010%

                                                          -------------------------------------------------------------------
    (D) WEIGHTED                                                           11/30/96       12/31/96               01/31/97
                                                          -------------------------------------------------------------------
        POOL I                                                              10.660%        10.649%                10.639%
        POOL II                                                             10.313%        10.383%                10.569%
        POOL III                                                            12.696%        12.696%                12.692%
        POOL IV                                                             11.691%        11.687%                11.687%

  23.   CLASS A-9 REMITTANCE                                                                          5.84438%
        IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
        LIBOR PLUS MARGIN FOR CLASS A-9                                                          N/A

  24. LIBOR RATE                                                                                      5.48438%

  25. POOL II NET FUNDS CAP (RATE)                                                                      9.693%
      CLASS A-9 NET FUNDS CAP                                                                            0.00

  26. CLASS A-9 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                                             0.00
      MAXIMUM POOL II RATE FOR THE DUE PERIOD                                                            0.00

  27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
      INTEREST CARRYOVER                                                                                 0.00
      (B) LIBOR INTEREST CARRYOVER BALANCE                                                               0.00

  28. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
      FOR THE DUE PERIOD                                                                             5,048.22
      (B) AMOUNT REIMBURURSABLE TO THE SERVICER AND/OR THE
          CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                            5,048.22

  29. (A) AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
      RECEIVED DURING THE MONTH                                                                     15,551.33

  30. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                      5,984,448.67

  31. CLAIMS FILED DURING THE DUE PERIOD                                                            80,300.00

  32. CLAIMS PAID DURING THE PERIOD                                                                 15,551.33

  33. CLAIMS DENIED BY FHA DURING THE DUE PERIOD                                                         0.00

  34. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                0.00

  35. OTHER INFORMATION
      (A) SPREAD ACCOUNT BALANCES
        POOL I                                                                                           0.00
        POOL II                                                                                          0.00
        POOL III                                                                                 1,870,791.38
        POOL IV                                                                                    939,144.00
      (B) AMOUNT TO BE DEPOSITED INTO POOL III
        SPREAD ACCOUNT DUE TO TRIGGER ACTIVATION                                                            0

                                                    EXHIBIT O (POOL I)
                  REMIC DELINQUENCIES AS OF -JANUARY 31, 1997

REMIC               OUTSTANDING             #
SERIES              DOLLARS                 ACCOUNTS       RANGES             AMOUNT             NO        PCT
       1996-A-I             $382,723,913.27           6881 1 TO 29 DAYS        76,576,372.03      1414     20.01%
                                                          30 TO 59 DAYS        11,151,615.98       222      2.91%
                                                          60 TO 89 DAYS         5,071,415.22        98      1.33%
                                                          90 AND OVER           6,953,794.48       149      1.82%

                                                          FORECLOSURE          10,902,632.40       170      2.85%
                                                          REO PROPERTY            175,925.39         5      0.05%



                                                          TOTALS             $110,831,755.50     2,058     28.96%
                                                                          ========================================





                                                          EXHIBIT O (POOL II)
                  REMIC DELINQUENCIES AS OF -JANUARY 31, 1997

REMIC               OUTSTANDING             #
SERIES              DOLLARS                 ACCOUNTS       RANGES             AMOUNT             NO        PCT
       1996-A-II            $97,399,414.07            1098 1 TO 29 DAYS        21,778,938.46        239    22.36%
                                                          30 TO 59 DAYS         3,559,523.05         46     3.65%
                                                          60 TO 89 DAYS         1,135,428.60         11     1.17%
                                                          90 AND OVER           2,755,840.64         31     2.83%

                                                          FORECLOSURE           3,245,927.13         32     3.33%
                                                          REO PROPERTY             42,000.00          1     0.04%



                                                          TOTALS              $32,517,657,88        360    33.39%
                                                                          ========================================

                                                          EXHIBIT O ( POOL III )
                               REMIC DELINQUENCIES AS OF -JANUARY 31, 1997

REMIC               OUTSTANDING                   #
SERIES              DOLLARS                       ACCOUNTS     RANGES                AMOUNT             NO          PCT
1996-A-III                  $50,829,433.40           3524        1 TO 29 DAYS          9,686,424.45       633          19.06%
                                                                30 TO 59 DAYS          1,531,589.26       105           3.01%
                                                                60 TO 89 DAYS            603,690.06        41           1.19%
                                                                90 AND OVER            2,329,853.44       145           4.58%
                                                                CLAIMS PENDING                 0.00         0           0.00%

                                                            FORECLOSURE                  279,642.50        18           0.55%
                                                            REO PROPERTY                  17,727.50         2           0.03%


                                                            TOTALS                   $14,448,927.21       944          28.43%
                                                                            ==================================================




                                                           EXHIBIT O ( POOL IV )

                                REMIC DELINQUENCIES AS OF -JANUARY 31, 1997

REMIC               OUTSTANDING                   #
SERIES              DOLLARS                       ACCOUNTS     RANGES                AMOUNT             NO          PCT
1996-A-IV                   14,651,581.39            74          1 TO 29 DAYS          1,767,990.97         6          12.07%
                                                                30 TO 59 DAYS            513,150.32         4           3.50%
                                                                60 TO 89 DAYS                  0.00         0           0.00%
                                                                90 AND OVER              400,000.00         1           2.73%

                                                                FORECLOSURE               94,097.28         1           0.64%
                                                                REO PROPERTY                   0.00         0           0.00%


                                                                TOTALS                $2,775,238.57        12          18.94%
                                                                            ==================================================

1996-A

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

                                             POOL I

SUBCLAUSE             CLASS A-1  CLASS A-2   CLASS A-3   CLASS A-4   CLASS A-5
-------------------------------------------------------------------------------
(ii)                      321.04      998.75    1,000.00    1,000.00   1,000.00

(vi)                       60.93        0.00        0.00        0.00       0.00

(vii)                       0.93        0.00        0.00        0.00       0.00

(viii)                      4.58        0.00        0.00        0.00       0.00

(xiii)    (a)               1.66        5.27        5.36        5.44       5.71
          (b)              68.72        0.00        0.00        0.00       0.00
          (c)               0.00        0.00        0.00        0.00       0.00
          (d)               0.00        0.00        0.00        0.00       0.00

(xv)                      252.32      998.75    1,000.00    1,000.00   1,000.00

(xxxvi)                     0.00        0.00        0.00        0.00       0.00

                                                                        POOL II

SUBCLAUSE             CLASS A-6  CLASS A-7   CLASS A-8               CLASS A-9
---------------------------------------------------------            -----------
(ii)                    1,000.00    1,000.00    1,000.00                 786.57

(vi)                        0.00           0        0.00                  31.21

(vii)                       0.00           0        0.00                   0.01

(viii)                      0.00           0        0.00                   0.32

(xiii)    (a)               5.80        6.13        6.38                   4.34
          (b)               0.00           0        0.00                  32.37
          (c)               0.00           0        0.00                   0.00
          (d)               0.00           0        0.00                   0.00

(xv)                    1,000.00      506.05    1,000.00                 754.20

(xxxvi)                     0.00           0           0                   0.00

                                   POOL III                           POOL IV

SUBCLAUSE         CLASS A-10     CLASS A-11  CLASS A-12              CLASS A-13
--------------------------------------------------------             ----------
(ii)                      665.64    1,000.00    1,000.00                 943.06

(vi)                       15.78        0.00        0.00                   0.00

(vii)                       1.70        0.00        0.00                   0.00

(viii)                      3.72        0.00        0.00                   1.16

(xiii)    (a)               3.53        5.68        6.21                   5.82
          (b)              49.31        0.00        0.00                  16.98
          (c)               0.00        0.00        0.00                   0.00
          (d)               0.00        0.00        0.00                   0.00

(xv)                      616.33    1,000.00    1,000.00                 926.07

(xxxvi)                     0.00        0.00        0.00                   0.00